BRANDES EMERGING MARKETS VALUE FUND
Summary Prospectus

Class I Ticker Symbol: BEMIX Class A Ticker Symbol: BEMAX Class C Ticker Symbol: BEMCX	January 30, 2015

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.brandesfunds.com/bemix/downloads.html.  You may also obtain this information at no cost by calling (800) 395-3807 or by e-mail at info@brandesfunds.com.  The Fund's Prospectus and Statement of Additional Information, both dated January 30, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Brandes Emerging Markets Value Fund (the “Emerging Markets Value Fund” or “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Emerging Markets Value Fund.  You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Brandes Funds.  More information about these and other discounts is available from your financial professional and in the section titled, “Shareholder Information” on page 43 of the Prospectus and “Additional Purchase and Redemption Information” on page B-78 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		5.75%		None		None
Maximum Deferred Sales Charge (Load)		None*		1.00%#		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class C		Class I
Management Fees		0.95%		0.95%		0.95%
Distribution (12b-1) Fees		0.25%		0.75%		None
Other Expenses
Shareholder Servicing Fees	None		0.25%		None
Other Expenses(1)	0.17%		0.17%		0.22%
Total Other Expenses		0.17%		0.42%		0.22%
Total Annual Fund Operating Expenses		1.37%		2.12%		1.17%
Less: Fee Waiver and/or Expense Reimbursement		0.00%		0.00%		-0.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)		1.37%		2.12%		1.12%
*
Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase.

#	A charge of 1.00% will be imposed on Class C shares redeemed within one year of purchase by any investor.

(1)	“Other Expenses” have been restated to reflect current expenses. In addition, “Other Expenses” for Class I shares includes 0.05% of class-specific sub-transfer agency fees.

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(2)
The Advisor has contractually agreed to limit the Emerging Markets Value Fund’s Class A, Class C and Class I annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to 1.37% for Class A, 2.12% for Class C, and 1.12% for Class I as percentages of the respective Fund classes’ average daily net assets through January 31, 2016 (the “Expense Caps”).  The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor, or by the Advisor with the consent of the Board.  The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years with respect to any Class of the Fund.  The Advisor may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for the fiscal year (taking into account the reimbursement) does not exceed the Expense Cap with respect to such Class or any lower expense cap for the Class in effect at the time of the reimbursement.

Example
This Example is intended to help you compare the costs of investing in the Emerging Markets Value Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$706	$984	$1,282	$2,127
Class C	$315	$664	$1,139	$2,452
Class I	$114	$367	$639	$1,416

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$215	$664	$1,139	$2,452

Portfolio Turnover
The Emerging Markets Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 22.54% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Emerging Markets Value Fund invests at least 80% of its net assets measured at the time of purchase in equity securities of companies located in emerging markets.  These companies generally have market capitalizations (market value of publically traded securities) greater than $3 billion.   Equity securities include common and preferred stocks, warrants and rights.  Emerging markets include some or all of the countries located in each of the following regions: Asia, Europe, Central and South America, Africa and the Middle East.  The Advisor considers an emerging market country to be any country which is in the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”) or that, in the opinion of the Advisor, is generally considered to be an emerging market country by the international financial community.

Brandes Investment Partners, L.P., the investment advisor (the “Advisor”), uses the principles of value investing to analyze and select equity securities for the Emerging Markets Value Fund’s investment portfolio.  When buying equity securities, the Advisor assesses the estimated “intrinsic” value of a company based on data such as a company’s earnings, cash flow generation, and/or asset value of the underlying business.  By choosing securities that are selling at a discount to the Advisor’s estimates of their share of the company’s intrinsic business value, the Advisor seeks to establish an opportunity for long-term capital appreciation.  The Advisor may sell a security when its price reaches a target set by the Advisor, if the Advisor believes that other investments are more attractive, or for other reasons.

Principal Investment Risks
Because the values of the Emerging Markets Value Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund.  You could lose money on your investment in the Fund, or the Fund could underperform other investments.  Principal risks of the Fund are as follows:

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•
Currency Risk – Because the Emerging Markets Value Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates.  Such changes will also affect the Fund’s income.

•
Foreign Securities Risk – The performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Emerging Markets Value Fund invests.

•
Emerging Markets Risk – Emerging markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets, the least advanced capital markets in the developing world, are among the riskiest markets in the world in which to invest. Frontier markets have the fewest number of investors and investment holdings and may not even have stock markets on which to trade. Investments in this sector are typically illiquid, nontransparent and subject to very low regulation levels as well as high transaction fees, and may also contain substantial political and currency risk.

•
Medium and Small-Capitalization Company Risk – Securities of medium-capitalization and small-capitalization companies may have comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges.  These securities may also be more difficult to value.

•	Stock Risk – The values of the Emerging Markets Value Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions.

•
Value Securities Risk – The Emerging Markets Value Fund invests in value securities, which are securities the Advisor believes are undervalued for various reasons, including but not limited to as a result of adverse business, industry or other developments, or are subject to special risks, or limited market understanding of the issuer’s business, that have caused the securities to be out of favor.  It may take longer than expected for the prices of these securities to increase to the anticipated value, or they may never increase to that value or may decline.  In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

•
Value Style Risk – Value style of investing has caused the Fund’s performance to deviate from the performance of market benchmarks and other managers for substantial periods of time and may do so in the future.

Performance
The following performance information shows you how the Emerging Markets Value Fund has performed and provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year.  The bar chart shows changes in the yearly performance of the Fund’s Class I shares since its inception.  The table below compares the Fund’s total return over time to a broad-based securities index.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the Emerging Markets Value Fund will perform in the future.  Updated performance is available on the Fund’s website www.brandesfunds.com.

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Brandes Emerging Markets Value Fund
Year-by-Year Total Returns as of December 31,
for Class I Shares

Best Quarter	Q2	2009	43.09%
Worst Quarter	Q4	2008	-26.72%

Brandes Emerging Markets Value Fund
Average Annual Total Returns
For periods ending December 31, 2014
Brandes Emerging Markets Value Fund	1 Year	5 Years	10 Years
Class A Shares – Return Before Taxes	-14.18%	0.43%	7.65%
Class C Shares – Return Before Taxes	-10.55%	0.87%	7.45%
Class I Shares – Return Before Taxes	-8.68%	1.88%	8.53%
Return After Taxes on Distributions	-9.65%	1.36%	8.25%
Return After Taxes on Distributions and Sale of Fund Shares	-4.23%	1.63%	7.09%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	-1.82%	2.11%	8.78%

Prior to January 31, 2011, the Fund was a private investment fund managed by the Advisor with policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Emerging Markets Value Fund.  Class A and Class I shares commenced operations on January 31, 2011, while Class C shares commenced operations on January 31, 2013.  Prior to January 31, 2013, Class A shares were known as Class S shares.  (Class A shares have the same operating expenses as Class S shares.)  The Class I performance information shown for periods prior to January 31, 2011 is that of the private investment fund managed by the Advisor that is the predecessor of the Fund, not restated to reflect Fund expenses.  Performance shown prior to January 31, 2011 for Class A shares reflects the performance of the private investment fund shares restated to reflect Class A sales loads and expenses.  Performance shown prior to the inception of Class C shares reflects the performance of the private investment fund for periods prior to January 31, 2011 and the performance of Class I shares for the period from February 1, 2011 to January 30, 2013, restated to reflect Class C expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Class I shares only.  After-tax returns for other Classes will vary.

“Return After Taxes on Distributions” may be higher than the “Return Before Taxes” figures because the Fund receives dividends on securities that are net of foreign taxes. Such taxes are eligible for pass through of foreign tax credits.  Shareholders can use the foreign tax credits to reduce their tax liability.  With a reduced tax liability, the shareholders are then able to reinvest more of the dividends allowing for a higher return. The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

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Management
Investment Advisor.  Brandes Investment Partners, L.P.

Portfolio Managers	Position with Advisor	Managed this Fund Since:
Mauricio Abadia	Analyst Emerging Markets Investment Committee Voting Member	2015
Doug Edman, CFA	Director, Investments Group and Emerging Markets Investment Committee Voting Member	2006
Christopher Garrett, CFA	Institutional Portfolio Manager and Emerging Markets Investment Committee Voting Member	2002
Louis Lau, CFA	Director, Investments Group and Emerging Markets Investment Committee Voting Member	2008
Greg Rippel, CFA	Senior Analyst and Emerging Markets Investment Committee Voting Member	2004
Gerardo Zamorano, CFA	Director, Investments Group and Emerging Markets Investment Committee Voting Member	2002

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Brandes Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-395-3807, or through a financial intermediary.

Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Classes A and C
– Regular Accounts	$2,500	$500
– Traditional and Roth IRA Accounts	$1,000	$500
– Automatic Investment Plans	$500	$500
Class I	$100,000	$500

Tax Information
The Emerging Markets Value Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Emerging Markets Value Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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